Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Full Year 2013 Financial Results

Revenue Increases 19.3 Percent to $8.9 Billion

HOUSTON, February 5, 2014 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported 2013 fourth quarter adjusted net income of $28.9 million and adjusted diluted earnings per common share of $1.08 for the period ended December 31, 2013. Full year 2013 adjusted net income increased 20.8 percent, to a record $130.7 million, and adjusted diluted earnings per common share were an all-time high of $4.96.

Fourth Quarter 2013 Results (year-over-year comparable basis unless otherwise noted)

▪	Total gross profit grew 14.7 percent on 17.6 percent higher revenues of $2.3 billion.

▪	New vehicle revenues increased 16.9 percent on 17.4 percent more unit sales. New vehicle gross profit increased 14.6 percent.

▪	Retail used vehicle gross profit increased 7.8 percent on 18.9 percent higher revenues, as the Company retailed 18.3 percent more units.

▪	Parts and service gross profit increased 17.1 percent on 15.9 percent higher revenues. Same Store parts and service revenues grew 7.5 percent.

▪	Same Store finance and insurance (F&I) gross profit per retail unit rose 7.4 percent or $96 to $1,388. Within this growth, U.S. Same Store F&I gross profit per retail unit improved $110 to $1,436.

▪	SG&A expenses (adjusted) as a percent of gross profit improved 40 basis points to 76.3 percent. Same Store SG&A (adjusted) as a percent of gross profit improved 70 basis points to 74.9 percent.

▪	Operating margin (adjusted) on a Same Store basis improved to 3.2 percent.

Full Year 2013 Results (year-over-year comparable basis unless otherwise noted)

▪	Total gross profit grew 15.7 percent on 19.3 percent higher revenues of $8.9 billion.

▪	New vehicle gross profit increased 17.2 percent on 21.8 percent higher revenues, as the Company retailed 155,866 new vehicles in 2013.

▪	Retail used vehicle gross profit was 10.2 percent higher on a 16.1 percent revenue increase, as the Company retailed 98,813 used units in 2013.

▪	Parts and service gross profit rose 15.0 percent on 14.8 percent higher revenues.

▪	Same Store parts and service revenue grew 7.4 percent.

▪
F&I revenues rose 19.8 percent on 19.1 percent more retail unit sales; gross profit per retail unit was a record-setting $1,223. Same Store F&I profit per retail unit grew to a record $1,345, an increase of $111.

▪	SG&A expenses (adjusted) as a percent of gross profit improved 60 basis points to 74.8 percent, while Same Store SG&A (adjusted) as a percent of gross profit improved 90 basis points to 73.6 percent.

▪	Operating margin (adjusted) on a Same Store basis improved 10 basis points to 3.5 percent.

“Overall, 2013 was a great year for Group 1 Automotive with total revenue growth of 19.3 percent and all-time record net income and earnings per diluted share,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “We made significant progress during the year with the completion of multi-year projects to consolidate U.S. transactional accounting and commonize key operating computer systems across all of our U.S. stores. We continued to deliver sector leading results in our parts and service and F&I operations and added approximately $1 billion in net acquisition revenue during the year. The combination of all these actions has Group 1 well positioned for another strong year in 2014.”

Segment Results for Fourth Quarter 2013 (year-over-year comparable basis unless otherwise noted)

▪	United States:
Group 1’s U.S. revenues were $1.9 billion, an increase of 3.6 percent. The revenue growth was driven by a 6.0 percent increase in used vehicle unit sales, an increase of 5.9 percent in parts and service revenue, and an 11.0 percent increase in F&I. On a same-store basis, parts and service revenue increased 7.8 percent. The revenue drove gross profit growth of 4.0 percent, reflecting the higher unit retail volumes, expanded parts and service margins of 40 basis points, and an F&I increase of $117, to $1,418 per retail unit.

On a comparable basis, adjusted SG&A expenses as a percent of gross profit improved 170 basis points to 74.4 percent; both operating and pre-tax margins improved 20 basis points to 3.3 percent and 2.3 percent respectively. Group 1’s U.S. operations accounted for 81.6 percent of total revenues, 84.9 percent of total gross profit and 93.2 percent of the Company’s adjusted pretax income.

▪	United Kingdom:
Group 1’s U.K. operations accounted for 8.7 percent of total revenues, 7.7 percent of total gross profit, and 6.0 percent of the Company’s adjusted pretax income. Reflecting significant acquisition activity over the past year, total revenue increased 38.0 percent to $197.4 million, and gross profit increased 37.5 percent. Revenue growth was primarily driven by 37.5 percent and 94.3 percent increases in new and used vehicle retail unit sales, respectively.

On a comparable basis, adjusted SG&A expenses as a percent of gross profit improved 250 basis points to 82.7 percent.

▪	Brazil:
Group 1’s Brazil operations accounted for 9.7 percent of total revenues, 7.4 percent of total gross profit and 0.8 percent of the Company’s adjusted pretax income. Gross profit was $23.8 million on revenues of $221.6 million. New vehicle sales were the primary revenue contributor at 73.9 percent, while new vehicles and parts and service were the primary gross profit contributors at 43.8 percent and 36.7 percent, respectively.

Adjusted SG&A expenses as a percent of gross profit was at 90.6 percent, operating margin was 0.8 percent and pretax margin was 0.2 percent.

Corporate Development
During the fourth quarter, Group 1 purchased 9 franchises that are expected to generate $350.0 million in estimated annual revenues. During 2013, Group 1 acquired a total of 38 franchises that are expected to generate $1.3 billion in estimated annual revenues and disposed of 7 franchises that generated $318.9 million of annual revenues. On January 21, 2014, Group 1 acquired two franchises (Ford and Hyundai) in Escondido, California that are expected to generate $135.0 million in estimated annual revenues.

Share Repurchase Authorization
Group 1 repurchased 55,655 shares of its common stock at an average share price of $63.82 during the fourth quarter of 2013. The Company’s remaining common stock share repurchase authorization is $71.4 million.

Fourth Quarter Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 9 a.m. ET to discuss the fourth quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on 'Investor Relations' and then 'Events' or through this link: http://www.group1corp.com/news/events.aspx. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic:         1.877.870.4263
International:         1.412.317.0790

A telephonic replay will be available following the call through March 5, 2014 at 9:00 a.m. ET by dialing:

Domestic:         1.877.344.7529
International:         1.412.317.0088
Replay ID:        10039697

About Group 1 Automotive, Inc.
Group 1 owns and operates 150 automotive dealerships, 190 franchises, and 37 collision centers in the United States, the United Kingdom and Brazil that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations and Public Affairs
Group 1 Automotive Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,351,800	$1,156,507	16.9
Used vehicle retail sales	503,397	423,315	18.9
Used vehicle wholesale sales	88,518	69,724	27.0
Parts and service	256,909	221,666	15.9
Finance and insurance	78,868	67,745	16.4
Total revenues	2,279,492	1,938,957	17.6
COST OF SALES:
New vehicle retail sales	1,278,221	1,092,280	17.0
Used vehicle retail sales	467,781	390,284	19.9
Used vehicle wholesale sales	90,113	69,664	29.4
Parts and service	122,056	106,476	14.6
Total cost of sales	1,958,171	1,658,704	18.1
GROSS PROFIT	321,321	280,253	14.7
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	245,401	218,925	12.1
DEPRECIATION AND AMORTIZATION EXPENSE	9,436	8,460	11.5
ASSET IMPAIRMENTS	5,368	6,988	(23.2)
OPERATING INCOME	61,116	45,880	33.2
OTHER EXPENSE:
Floorplan interest expense	(10,740)	(8,372)	28.3
Other interest expense, net	(10,188)	(9,616)	5.9
INCOME BEFORE INCOME TAXES	40,188	27,892	44.1
PROVISION FOR INCOME TAXES	(18,467)	(10,760)	71.6
NET INCOME	$21,721	$17,132	26.8
Earnings allocated to participating securities	$(794)	$(758)	4.7
Earnings available to diluted common shares	$20,927	$16,374	27.8
DILUTED EARNINGS PER SHARE	$0.81	$0.70	15.7
Weighted average dilutive common shares outstanding	25,792	23,244	11.0
Weighted average participating securities	983	1,091	(9.9)
Total weighted average shares outstanding	26,775	24,335	10.0

	Twelve Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$5,224,921	$4,291,098	21.8
Used vehicle retail sales	2,039,428	1,756,918	16.1
Used vehicle wholesale sales	332,185	288,139	15.3
Parts and service	1,010,685	880,070	14.8
Finance and insurance	311,362	259,875	19.8
Total revenues	8,918,581	7,476,100	19.3
COST OF SALES:
New vehicle retail sales	4,935,046	4,043,659	22.0
Used vehicle retail sales	1,878,549	1,610,912	16.6
Used vehicle wholesale sales	332,380	285,695	16.3
Parts and service	480,060	418,582	14.7
Total cost of sales	7,626,035	6,358,848	19.9
GROSS PROFIT	1,292,546	1,117,252	15.7
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	976,856	848,446	15.1
DEPRECIATION AND AMORTIZATION EXPENSE	35,826	31,534	13.6
ASSET IMPAIRMENTS	6,542	7,276	(10.1)
OPERATING INCOME	273,322	229,996	18.8
OTHER EXPENSE:
Floorplan interest expense	(41,667)	(31,796)	31.0
Other interest expense, net	(38,971)	(37,465)	4.0
Other expense, net	(789)	—	100.0
INCOME BEFORE INCOME TAXES	191,895	160,735	19.4
PROVISION FOR INCOME TAXES	(77,903)	(60,526)	28.7
NET INCOME	$113,992	$100,209	13.8
Earnings allocated to participating securities	$(4,599)	$(5,062)	(9.1)
Earnings available to diluted common shares	$109,393	$95,147	15.0
DILUTED EARNINGS PER SHARE	$4.32	$4.19	3.1
Weighted average dilutive common shares outstanding	25,314	22,688	11.6
Weighted average participating securities	1,067	1,215	(12.2)
Total weighted average shares outstanding	26,381	23,903	10.4

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	December 31,	December 31,
	2013	2012	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$20,215	$4,650	334.7
Contracts in transit and vehicle receivables, net	225,156	204,396	10.2
Accounts and notes receivable, net	135,058	111,228	21.4
Inventories, net	1,542,318	1,194,288	29.1
Deferred income taxes	21,150	19,750	7.1
Prepaid expenses and other current assets	24,041	31,869	(24.6)
Total current assets	1,967,938	1,566,181	25.7
PROPERTY AND EQUIPMENT, net	796,356	667,768	19.3
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,038,808	778,442	33.4
OTHER ASSETS	16,376	10,624	54.1
Total assets	$3,819,478	$3,023,015	26.3
LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,143,104	$968,959	18.0
Offset account related to floorplan notes payable - credit facility	(56,198)	(112,261)	(49.9)
Floorplan notes payable - manufacturer affiliates	346,572	211,965	63.5
Current maturities of long-term debt and short-term financing	36,225	31,358	15.5
Accounts payable	254,930	167,439	52.3
Accrued expenses	140,543	128,118	9.7
Total current liabilities	1,865,176	1,395,578	33.6
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at December 31, 2013 and December 31, 2012)	160,334	152,363	5.2
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at December 31, 2013 and December 31, 2012)	84,305	80,706	4.5
MORTGAGE FACILITY, net of current maturities	64,271	53,643	19.8
ACQUISITION LINE	60,000	—	100.0
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	250,958	232,285	8.0
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	43,821	36,019	21.7
DEFERRED INCOME TAXES	152,291	94,130	61.8
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	26,078	43,089	(39.5)
OTHER LIABILITIES	47,975	42,413	13.1
COMMITMENTS AND CONTINGENCIES
TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	29,094	32,505	(10.5)
STOCKHOLDERS' EQUITY:
Common stock	257	258	(0.4)
Additional paid-in capital	368,641	332,836	10.8
Retained earnings	776,101	677,864	14.5
Accumulated other comprehensive loss	(51,677)	(33,057)	56.3
Treasury stock	(58,147)	(117,617)	(50.6)
Total stockholders' equity	1,035,175	860,284	20.3
Total liabilities and stockholders' equity	$3,819,478	$3,023,015	26.3

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2013 (%)	2012 (%)	2013 (%)	2012 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	4.6	6.6	5.6	9.1
	New Jersey	4.2	5.4	4.2	5.1
	Georgia	3.4	4.0	3.5	3.6
	New York	2.8	4.2	2.7	3.3
	New Hampshire	2.1	2.6	2.3	2.8
	Louisiana	2.1	2.5	2.3	2.5
	South Carolina	1.8	2.0	1.6	1.8
	Mississippi	1.3	1.8	1.5	2.0
	Florida	1.3	1.9	1.3	1.4
	Alabama	0.8	1.0	0.8	1.0
	Maryland	0.6	0.8	0.6	0.7
		25.0	32.8	26.4	33.3
West	Texas	34.5	36.8	32.9	36.7
	California	9.2	14.9	10.3	14.6
	Oklahoma	7.3	7.5	7.7	7.8
	Kansas	2.5	1.5	2.5	1.4
	Louisiana	0.7	—	0.4	—
		54.2	60.7	53.8	60.5
International	Brazil	13.2	—	11.0	—
	United Kingdom	7.6	6.5	8.8	6.2
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		25.4	28.6	26.6	30.3
Honda/Acura		12.9	11.0	12.3	11.1
BMW/MINI		12.1	13.0	11.1	11.3
Ford/Lincoln		11.1	9.5	11.6	9.3
Nissan/Infiniti		9.9	10.0	10.2	11.4
Mercedes Benz/smart/Sprinter		5.5	6.7	4.5	5.1
Volkswagen/Audi/Porsche		5.5	6.8	6.3	6.6
Chevrolet/GMC/Buick/Cadillac		5.0	5.2	4.8	5.6
Hyundai/Kia		4.5	3.5	4.6	3.1
Chrysler/Dodge/Jeep/RAM		3.8	4.3	4.0	4.4
Other		4.3	1.4	4.0	1.8
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,088,452	$1,078,756	0.9
Used vehicle retail sales	417,443	387,303	7.8
Used vehicle wholesale sales	62,768	57,421	9.3
Total used	480,211	444,724	8.0
Parts and service	219,633	207,449	5.9
Finance and insurance	72,225	65,042	11.0
Total	$1,860,521	$1,795,971	3.6
GROSS MARGIN %:
New vehicle retail sales	5.2	5.3
Used vehicle retail sales	7.2	8.0
Used vehicle wholesale sales	(2.9)	0.4
Total used	5.9	7.0
Parts and service	52.7	52.3
Finance and insurance	100.0	100.0
Total	14.7	14.6
GROSS PROFIT:
New vehicle retail sales	$56,349	$57,695	(2.3)
Used vehicle retail sales	30,156	30,808	(2.1)
Used vehicle wholesale sales	(1,830)	237	(872.2)
Total used	28,326	31,045	(8.8)
Parts and service	115,831	108,442	6.8
Finance and insurance	72,225	65,042	11.0
Total	$272,731	$262,224	4.0
UNITS SOLD:
Retail new vehicles sold	30,836	31,010	(0.6)
Retail used vehicles sold	20,115	18,972	6.0
Wholesale used vehicles sold	10,069	9,207	9.4
Total used	30,184	28,179	7.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,298	$34,787	1.5
Used vehicle retail	$20,753	$20,414	1.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,827	$1,861	(1.8)
Used vehicle retail sales	1,499	1,624	(7.7)
Used vehicle wholesale sales	(182)	26	(800.0)
Total used	938	1,102	(14.9)
Finance and insurance (per retail unit)	$1,418	$1,301	9.0
OTHER: (1)
SG&A expenses	$202,951	$199,532	1.7
SG&A as % revenues	10.9	11.1
SG&A as % gross profit	74.4	76.1
Operating margin %	3.3	3.1
Pretax margin %	2.3	2.1
INTEREST EXPENSE:
Floorplan interest expense	$(8,761)	$(8,095)	8.2
Floorplan assistance	9,994	8,639	15.7
Net floorplan income	$1,233	$544	126.7
Other interest expense, net	$(9,991)	$(9,425)	6.0

	Twelve Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$4,220,913	$4,004,211	5.4
Used vehicle retail sales	1,728,072	1,623,588	6.4
Used vehicle wholesale sales	236,995	240,789	(1.6)
Total used	1,965,067	1,864,377	5.4
Parts and service	878,951	833,964	5.4
Finance and insurance	288,409	251,458	14.7
Total	$7,353,340	$6,954,010	5.7
GROSS MARGIN %:
New vehicle retail sales	5.2	5.6
Used vehicle retail sales	8.2	8.5
Used vehicle wholesale sales	(0.4)	1.2
Total used	7.2	7.5
Parts and service	53.1	52.4
Finance and insurance	100.0	100.0
Total	15.2	15.2
GROSS PROFIT:
New vehicle retail sales	$220,344	$225,459	(2.3)
Used vehicle retail sales	142,053	137,306	3.5
Used vehicle wholesale sales	(830)	2,814	(129.5)
Total used	141,223	140,120	0.8
Parts and service	466,439	437,233	6.7
Finance and insurance	288,409	251,458	14.7
Total	$1,116,415	$1,054,270	5.9
UNITS SOLD:
Retail new vehicles sold	125,069	120,535	3.8
Retail used vehicles sold	85,365	80,714	5.8
Wholesale used vehicles sold	40,121	39,056	2.7
Total used	125,486	119,770	4.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,749	$33,220	1.6
Used vehicle retail	$20,243	$20,115	0.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,762	$1,870	(5.8)
Used vehicle retail sales	1,664	1,701	(2.2)
Used vehicle wholesale sales	(21)	72	(129.2)
Total used	1,125	1,170	(3.8)
Finance and insurance (per retail unit)	$1,371	$1,249	9.8
OTHER: (1)
SG&A expenses	$822,513	$791,827	3.9
SG&A as % revenues	11.2	11.4
SG&A as % gross profit	73.7	75.1
Operating margin %	3.6	3.4
Pretax margin %	2.6	2.4
INTEREST EXPENSE:
Floorplan interest expense	$(33,789)	$(30,736)	9.9
Floorplan assistance	38,285	33,915	12.9
Net floorplan income	$4,496	$3,179	41.4
Other interest expense, net	$(37,983)	$(36,831)	3.1
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$99,499	$77,751	28.0
Used vehicle retail sales	58,689	36,012	63.0
Used vehicle wholesale sales	17,395	12,303	41.4
Total used	76,084	48,315	57.5
Parts and service	18,292	14,217	28.7
Finance and insurance	3,486	2,703	29.0
Total	$197,361	$142,986	38.0
GROSS MARGIN %:
New vehicle retail sales	6.8	8.4
Used vehicle retail sales	7.4	6.2
Used vehicle wholesale sales	(0.6)	(1.4)
Total used	5.5	4.2
Parts and service	56.2	47.5
Finance and insurance	100.0	100.0
Total	12.6	12.6
GROSS PROFIT:
New vehicle retail sales	$6,801	$6,532	4.1
Used vehicle retail sales	4,334	2,223	95.0
Used vehicle wholesale sales	(113)	(177)	(36.2)
Total used	4,221	2,046	106.3
Parts and service	10,285	6,748	52.4
Finance and insurance	3,486	2,703	29.0
Total	$24,793	$18,029	37.5
UNITS SOLD:
Retail new vehicles sold	2,961	2,154	37.5
Retail used vehicles sold	2,347	1,208	94.3
Wholesale used vehicles sold	1,963	1,262	55.5
Total used	4,310	2,470	74.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,603	$36,096	(6.9)
Used vehicle retail	$25,006	$29,811	(16.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,297	$3,032	(24.2)
Used vehicle retail sales	1,847	1,840	0.4
Used vehicle wholesale sales	(58)	(140)	(58.6)
Total used	979	828	18.2
Finance and insurance (per retail unit)	$657	$804	(18.3)
OTHER: (1)
SG&A expenses	$20,516	$15,363	33.5
SG&A as % revenues	10.4	10.7
SG&A as % gross profit	82.7	85.2
Operating margin %	1.8	1.4
Pretax margin %	1.4	1.1
INTEREST EXPENSE:
Floorplan interest expense	$(437)	$(277)	57.8
Floorplan assistance	147	—	100.0
Net floorplan expense	$(290)	$(277)	4.7
Other interest expense, net	$(358)	$(191)	87.4

	Twelve Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$441,537	$286,887	53.9
Used vehicle retail sales	221,590	133,330	66.2
Used vehicle wholesale sales	66,077	47,350	39.6
Total used	287,667	180,680	59.2
Parts and service	67,557	46,106	46.5
Finance and insurance	14,028	8,417	66.7
Total	$810,789	$522,090	55.3
GROSS MARGIN %:
New vehicle retail sales	6.4	7.7
Used vehicle retail sales	6.5	6.5
Used vehicle wholesale sales	(1.3)	(0.8)
Total used	4.7	4.6
Parts and service	55.0	52.6
Finance and insurance	100.0	100.0
Total	11.5	12.1
GROSS PROFIT:
New vehicle retail sales	$28,442	$21,980	29.4
Used vehicle retail sales	14,451	8,700	66.1
Used vehicle wholesale sales	(856)	(370)	131.4
Total used	13,595	8,330	63.2
Parts and service	37,156	24,255	53.2
Finance and insurance	14,028	8,417	66.7
Total	$93,221	$62,982	48.0
UNITS SOLD:
Retail new vehicles sold	13,699	8,015	70.9
Retail used vehicles sold	9,109	4,652	95.8
Wholesale used vehicles sold	7,735	4,700	64.6
Total used	16,844	9,352	80.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,231	$35,794	(10.0)
Used vehicle retail	$24,326	$28,661	(15.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,076	$2,742	(24.3)
Used vehicle retail sales	1,586	1,870	(15.2)
Used vehicle wholesale sales	(111)	(79)	40.5
Total used	807	891	(9.4)
Finance and insurance (per retail unit)	$615	$664	(7.4)
OTHER: (1)
SG&A expenses	$74,636	$51,010	46.3
SG&A as % revenues	9.2	9.8
SG&A as % gross profit	80.1	81.0
Operating margin %	2.0	1.8
Pretax margin %	1.6	1.5
INTEREST EXPENSE:
Floorplan interest expense	$(1,589)	$(1,060)	49.9
Floorplan assistance	258	—	100.0
Net floorplan expense	$(1,331)	$(1,060)	25.6
Other interest expense, net	$(1,157)	$(634)	82.5
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013 (2)
REVENUES:
New vehicle retail sales	$163,849	$562,471
Used vehicle retail sales	27,265	89,766
Used vehicle wholesale sales	8,355	29,113
Total used	35,620	118,879
Parts and service	18,984	64,177
Finance and insurance	3,157	8,925
Total	$221,610	$754,452
GROSS MARGIN %:
New vehicle retail sales	6.4	7.3
Used vehicle retail sales	4.1	4.9
Used vehicle wholesale sales	4.2	5.1
Total used	4.1	4.9
Parts and service	46.0	42.1
Finance and insurance	100.0	100.0
Total	10.7	11.0
GROSS PROFIT:
New vehicle retail sales	$10,429	$41,089
Used vehicle retail sales	1,126	4,375
Used vehicle wholesale sales	348	1,491
Total used	1,474	5,866
Parts and service	8,737	27,030
Finance and insurance	3,157	8,925
Total	$23,797	$82,910
UNITS SOLD:
Retail new vehicles sold	5,131	17,098
Retail used vehicles sold	1,420	4,339
Wholesale used vehicles sold	852	2,880
Total used	2,272	7,219
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,933	$32,897
Used vehicle retail	$19,201	$20,688
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,033	$2,403
Used vehicle retail sales	793	1,008
Used vehicle wholesale sales	408	518
Total used	649	813
Finance and insurance (per retail unit)	$482	$416
OTHER:
SG&A expenses	$21,549	$70,297
SG&A as % revenues	9.7	9.3
SG&A as % gross profit	90.6	84.8
Operating margin %	0.8	1.5
Pretax margin %	0.2	0.7
INTEREST EXPENSE:
Floorplan interest expense	$(1,542)	$(6,289)
Floorplan assistance	—	—
Net floorplan expense	$(1,542)	$(6,289)
Other interest income, net	$161	$169

(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

(2) Results are for the period from the date of acquisition (February 28, 2013) through December 31, 2013.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,351,800	$1,156,507	16.9
Used vehicle retail sales	503,397	423,315	18.9
Used vehicle wholesale sales	88,518	69,724	27.0
Total used	591,915	493,039	20.1
Parts and service	256,909	221,666	15.9
Finance and insurance	78,868	67,745	16.4
Total	$2,279,492	$1,938,957	17.6
GROSS MARGIN %:
New vehicle retail sales	5.4	5.6
Used vehicle retail sales	7.1	7.8
Used vehicle wholesale sales	(1.8)	0.1
Total used	5.7	6.7
Parts and service	52.5	52.0
Finance and insurance	100.0	100.0
Total	14.1	14.5
GROSS PROFIT:
New vehicle retail sales	$73,579	$64,227	14.6
Used vehicle retail sales	35,616	33,031	7.8
Used vehicle wholesale sales	(1,595)	60	(2,758.3)
Total used	34,021	33,091	2.8
Parts and service	134,853	115,190	17.1
Finance and insurance	78,868	67,745	16.4
Total	$321,321	$280,253	14.7
UNITS SOLD:
Retail new vehicles sold	38,928	33,164	17.4
Retail used vehicles sold	23,882	20,180	18.3
Wholesale used vehicles sold	12,884	10,469	23.1
Total used	36,766	30,649	20.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,726	$34,872	(0.4)
Used vehicle retail	$21,079	$20,977	0.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,890	$1,937	(2.4)
Used vehicle retail sales	1,491	1,637	(8.9)
Used vehicle wholesale sales	(124)	6	(2,166.7)
Total used	925	1,080	(14.4)
Finance and insurance (per retail unit)	$1,256	$1,270	(1.1)
OTHER: (1)
SG&A expenses	$245,016	$214,895	14.0
SG&A as % revenues	10.7	11.1
SG&A as % gross profit	76.3	76.7
Operating margin %	2.9	2.9
Pretax margin %	2.0	2.0
INTEREST EXPENSE:
Floorplan interest expense	$(10,740)	$(8,372)	28.3
Floorplan assistance	10,141	8,639	17.4
Net floorplan income (expense)	$(599)	$267	(324.3)
Other interest expense, net	$(10,188)	$(9,616)	5.9

	Twelve Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$5,224,921	$4,291,098	21.8
Used vehicle retail sales	2,039,428	1,756,918	16.1
Used vehicle wholesale sales	332,185	288,139	15.3
Total used	2,371,613	2,045,057	16.0
Parts and service	1,010,685	880,070	14.8
Finance and insurance	311,362	259,875	19.8
Total	$8,918,581	$7,476,100	19.3
GROSS MARGIN %:
New vehicle retail sales	5.5	5.8
Used vehicle retail sales	7.9	8.3
Used vehicle wholesale sales	(0.1)	0.8
Total used	6.8	7.3
Parts and service	52.5	52.4
Finance and insurance	100.0	100.0
Total	14.5	14.9
GROSS PROFIT:
New vehicle retail sales	$289,875	$247,439	17.2
Used vehicle retail sales	160,879	146,006	10.2
Used vehicle wholesale sales	(195)	2,444	(108.0)
Total used	160,684	148,450	8.2
Parts and service	530,625	461,488	15.0
Finance and insurance	311,362	259,875	19.8
Total	$1,292,546	$1,117,252	15.7
UNITS SOLD:
Retail new vehicles sold	155,866	128,550	21.2
Retail used vehicles sold	98,813	85,366	15.8
Wholesale used vehicles sold	50,736	43,756	16.0
Total used	149,549	129,122	15.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,522	$33,381	0.4
Used vehicle retail	$20,639	$20,581	0.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,860	$1,925	(3.4)
Used vehicle retail sales	1,628	1,710	(4.8)
Used vehicle wholesale sales	(4)	56	(107.1)
Total used	1,074	1,150	(6.6)
Finance and insurance (per retail unit)	$1,223	$1,215	0.7
OTHER: (1)
SG&A expenses	$967,446	$842,837	14.8
SG&A as % revenues	10.8	11.3
SG&A as % gross profit	74.8	75.4
Operating margin %	3.2	3.2
Pretax margin %	2.3	2.3
INTEREST EXPENSE:
Floorplan interest expense	$(41,667)	$(31,796)	31.0
Floorplan assistance	38,543	33,915	13.6
Net floorplan income (expense)	$(3,124)	$2,119	(247.4)
Other interest expense, net	$(38,971)	$(37,465)	4.0
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,121,091	$1,104,558	1.5
Used vehicle retail sales	440,319	407,766	8.0
Used vehicle wholesale sales	75,013	66,714	12.4
Total used	515,332	474,480	8.6
Parts and service	225,173	209,371	7.5
Finance and insurance	71,948	65,405	10.0
Total	$1,933,544	$1,853,814	4.3
GROSS MARGIN %:
New vehicle retail sales	5.3	5.6
Used vehicle retail sales	7.1	7.8
Used vehicle wholesale sales	(2.5)	0.3
Total used	5.7	6.7
Parts and service	53.0	51.9
Finance and insurance	100.0	100.0
Total	14.5	14.5
GROSS PROFIT:
New vehicle retail sales	$59,730	$62,085	(3.8)
Used vehicle retail sales	31,430	31,730	(0.9)
Used vehicle wholesale sales	(1,850)	200	(1,025.0)
Total used	29,580	31,930	(7.4)
Parts and service	119,420	108,694	9.9
Finance and insurance	71,948	65,405	10.0
Total	$280,678	$268,114	4.7
UNITS SOLD:
Retail new vehicles sold	31,487	31,348	0.4
Retail used vehicles sold	20,362	19,279	5.6
Wholesale used vehicles sold	10,741	9,913	8.4
Total used	31,103	29,192	6.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,605	$35,235	1.0
Used vehicle retail	$21,625	$21,151	2.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,897	$1,981	(4.2)
Used vehicle retail sales	1,544	1,646	(6.2)
Used vehicle wholesale sales	(172)	20	(960.0)
Total used	951	1,094	(13.1)
Finance and insurance (per retail unit)	$1,388	$1,292	7.4
OTHER: (2)
SG&A expenses	$210,205	$202,653	3.7
SG&A as % revenues	10.9	10.9
SG&A as % gross profit	74.9	75.6
Operating margin %	3.2	3.1

	Twelve Months Ended December 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$4,354,540	$4,107,638	6.0
Used vehicle retail sales	1,794,875	1,693,237	6.0
Used vehicle wholesale sales	276,121	275,011	0.4
Total used	2,070,996	1,968,248	5.2
Parts and service	902,905	840,383	7.4
Finance and insurance	286,837	251,544	14.0
Total	$7,615,278	$7,167,813	6.2
GROSS MARGIN %:
New vehicle retail sales	5.3	5.8
Used vehicle retail sales	8.0	8.3
Used vehicle wholesale sales	(0.2)	1.0
Total used	6.9	7.3
Parts and service	53.1	52.4
Finance and insurance	100.0	100.0
Total	15.0	15.0
GROSS PROFIT:
New vehicle retail sales	$232,638	$239,221	(2.8)
Used vehicle retail sales	143,457	141,015	1.7
Used vehicle wholesale sales	(494)	2,791	(117.7)
Total used	142,963	143,806	(0.6)
Parts and service	479,882	440,386	9.0
Finance and insurance	286,837	251,544	14.0
Total	$1,142,320	$1,074,957	6.3
UNITS SOLD:
Retail new vehicles sold	127,641	122,043	4.6
Retail used vehicles sold	85,616	81,784	4.7
Wholesale used vehicles sold	42,593	41,200	3.4
Total used	128,209	122,984	4.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,116	$33,657	1.4
Used vehicle retail	$20,964	$20,704	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,823	$1,960	(7.0)
Used vehicle retail sales	1,676	1,724	(2.8)
Used vehicle wholesale sales	(12)	68	(117.6)
Total used	1,115	1,169	(4.6)
Finance and insurance (per retail unit)	$1,345	$1,234	9.0
OTHER: (2)
SG&A expenses	$840,252	$801,188	4.9
SG&A as % revenues	11.0	11.2
SG&A as % gross profit	73.6	74.5
Operating margin %	3.5	3.4
(1) Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended December 31,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$203,336	$203,124	0.1
Pre-tax adjustments:
Catastrophic events	—	(1,916)
Net gain on real estate and dealership transactions	—	437
Severance costs associated with restructuring activities	(385)	(336)
Acquisition costs	—	(1,777)
Adjusted SG&A (1)	$202,951	$199,532	1.7
SG&A AS % REVENUES:
Unadjusted	10.9	11.3
Adjusted (1)	10.9	11.1
SG&A AS % GROSS PROFIT:
Unadjusted	74.6	77.5
Adjusted (1)	74.4	76.1
OPERATING MARGIN %:
Unadjusted	3.0	2.5
Adjusted (1),(2)	3.3	3.1
PRETAX MARGIN %:
Unadjusted	2.0	1.5
Adjusted (1),(2)	2.3	2.1

	Twelve Months Ended December 31,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$830,275	$796,998	4.2
Pre-tax adjustments:
Acquisition costs	(5,159)	(1,777)
Catastrophic events	(12,158)	(4,566)
Net gain on real estate and dealership transactions	10,196	1,508
Severance costs associated with restructuring activities	(641)	(336)
Adjusted SG&A (1)	$822,513	$791,827	3.9
SG&A AS % REVENUES:
Unadjusted	11.3	11.5
Adjusted (1)	11.2	11.4
SG&A AS % GROSS PROFIT:
Unadjusted	74.4	75.6
Adjusted (1)	73.7	75.1
OPERATING MARGIN %:
Unadjusted	3.4	3.2
Adjusted (1),(2)	3.6	3.4
PRETAX MARGIN %:
Unadjusted	2.4	2.2
Adjusted (1),(2)	2.6	2.4

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $5,368 and $6,542 for the three and twelve months ended December 31, 2013, and $6,988 and $7,175 for the three and twelve months ended December 31, 2012.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended December 31,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$20,516	$15,801	29.8
Pre-tax adjustments:
Severance costs associated with restructuring activities	—	(438)
Adjusted SG&A (1)	$20,516	$15,363	33.5
SG&A AS % REVENUES:
Unadjusted	10.4	11.1
Adjusted (1)	10.4	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	82.7	87.6
Adjusted (1)	82.7	85.2
OPERATING MARGIN %:
Unadjusted	1.8	1.1
Adjusted (1),(2)	1.8	1.4
PRETAX MARGIN %:
Unadjusted	1.4	0.8
Adjusted (1),(2)	1.4	1.1

	Twelve Months Ended December 31,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$74,778	$51,448	45.3
Pre-tax adjustments:
Acquisition costs	(142)	—
Severance costs associated with restructuring activities	—	(438)
Adjusted SG&A (1)	$74,636	$51,010	46.3
SG&A AS % REVENUES:
Unadjusted	9.2	9.9
Adjusted (1)	9.2	9.8
SG&A AS % GROSS PROFIT:
Unadjusted	80.2	81.7
Adjusted (1)	80.1	81.0
OPERATING MARGIN %:
Unadjusted	2.0	1.8
Adjusted (1),(2)	2.0	1.8
PRETAX MARGIN %:
Unadjusted	1.6	1.4
Adjusted (1),(2)	1.6	1.5
(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling item above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands, except per share amounts)

Twelve Months Ended December 31, 2013 (3)
SG&A RECONCILIATION:
As reported	$71,803
Pre-tax adjustments:
Acquisition costs	(1,211)
Severance costs associated with restructuring activities	(295)
Adjusted SG&A (1)	$70,297
SG&A AS % REVENUES:
Unadjusted	9.5
Adjusted (1)	9.3
SG&A AS % GROSS PROFIT:
Unadjusted	86.6
Adjusted (1)	84.8
OPERATING MARGIN %:
Unadjusted	1.3
Adjusted (1),(2)	1.5
PRETAX MARGIN %:
Unadjusted	0.3
Adjusted (1),(4)	0.7
(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above.
(3)	Results are for the period from the date of acquisition (February 28, 2013) through December 31, 2013.
(4)	Excludes the impact of SG&A reconciling items above, as well as the other expense, net of $789, for the period from the date of acquisition (February 28, 2013) through December 31, 2013.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended December 31,
	2013	2012	% Change
NET INCOME RECONCILIATION:
As reported	$21,721	$17,132	26.8
After-tax adjustments:
Catastrophic events (6)	—	1,219
Net gain on real estate and dealership transactions (7)	—	(276)
Non-cash asset impairment charges (8)	3,319	4,277
Severance costs associated with restructuring activities (9)	237	548
Valuation allowance for certain deferred tax assets	3,629	—
Acquisition costs (5)	—	1,111
Adjusted net income (1)	$28,906	$24,011	20.4
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$28,906	$24,011	20.4
Less: Adjusted earnings allocated to participating securities	1,057	1,066	(0.8)
Adjusted net income available to diluted common shares	$27,849	$22,945	21.4
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$0.81	$0.70	15.7
After-tax adjustments:
Catastrophic events	—	0.05
Net gain on real estate and dealership transactions	—	(0.01)
Non-cash asset impairment charges	0.12	0.18
Severance costs associated with restructuring activities	0.01	0.02
Valuation allowance for certain deferred tax assets	0.14	—
Acquisition costs	—	0.05
Adjusted diluted income per share (1)	$1.08	$0.99	9.1
SG&A RECONCILIATION:
As reported	$245,401	$218,925	12.1
Pre-tax adjustments:
Catastrophic events	—	(1,916)
Net gain on real estate and dealership transactions	—	437
Severance costs associated with restructuring activities	(385)	(774)
Acquisition costs	—	(1,777)
Adjusted SG&A (1)	$245,016	$214,895	14.0
SG&A AS % REVENUES:
Unadjusted	10.8	11.3
Adjusted (1)	10.7	11.1
SG&A AS % GROSS PROFIT:
Unadjusted	76.4	78.1
Adjusted (1)	76.3	76.7
OPERATING MARGIN %:
Unadjusted	2.7	2.4
Adjusted (1),(2)	2.9	2.9

PRETAX MARGIN %:
Unadjusted	1.8	1.4
Adjusted (1),(3)	2.0	2.0

SAME STORE SG&A RECONCILIATION:
As reported	$210,590	$206,529	2.0
Pre-tax adjustments:
Catastrophic events	—	(1,916)
Net gain on real estate and dealership transactions	—	153
Severance costs associated with restructuring activities	(385)	(336)
Acquisition costs	—	(1,777)
Adjusted Same Store SG&A (1)	$210,205	$202,653	3.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	11.1
Adjusted (1)	10.9	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.0	77.0
Adjusted (1)	74.9	75.6
SAME STORE OPERATING MARGIN %:
Unadjusted	2.9	2.7
Adjusted (1),(4)	3.2	3.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)

	Twelve Months Ended December 31,
	2013	2012	% Change
NET INCOME RECONCILIATION:
As reported	$113,992	$100,209	13.8
After-tax adjustments:
Acquisition costs (5)	6,337	1,111
Catastrophic events (6)	7,419	2,877
Net gain on real estate and dealership transactions (7)	(5,370)	(935)
Non-cash asset impairment charges (8)	4,037	4,392
Severance costs associated with restructuring activities (9)	691	548
Valuation allowance for certain deferred tax assets	3,629	—
Adjusted net income (1)	$130,735	$108,202	20.8
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$130,735	$108,202	20.8
Less: Adjusted earnings allocated to participating securities	5,276	5,469	(3.5)
Adjusted net income available to diluted common shares	$125,459	$102,733	22.1
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$4.32	$4.19	3.1
After-tax adjustments:
Acquisition costs	0.24	0.05
Catastrophic events	0.28	0.12
Net gain on real estate and dealership transactions	(0.20)	(0.04)
Non-cash asset impairment charges	0.15	0.19
Severance costs associated with restructuring activities	0.03	0.02
Valuation allowance for certain deferred tax assets	0.14	—
Adjusted diluted income per share (1)	$4.96	$4.53	9.5
SG&A RECONCILIATION:
As reported	$976,856	$848,446	15.1
Pre-tax adjustments:
Acquisition costs	(6,512)	(1,777)
Catastrophic events	(12,158)	(4,566)
Net gain on real estate and dealership transactions	10,196	1,508
Severance costs associated with restructuring activities	(936)	(774)
Adjusted SG&A (1)	$967,446	$842,837	14.8
SG&A AS % REVENUES:
Unadjusted	11.0	11.3
Adjusted (1)	10.8	11.3
SG&A AS % GROSS PROFIT:
Unadjusted	75.6	75.9
Adjusted (1)	74.8	75.4

OPERATING MARGIN %:
Unadjusted	3.1	3.1
Adjusted (1),(2)	3.2	3.2
PRETAX MARGIN %:
Unadjusted	2.2	2.1
Adjusted (1),(3)	2.3	2.3

SAME STORE SG&A RECONCILIATION:
As reported	$858,367	$808,218	6.2
Pre-tax adjustments:
Acquisition costs	(5,301)	(1,777)
Catastrophic events	(12,158)	(4,566)
Net gain on real estate and dealership transactions	(200)	(351)
Severance costs associated with restructuring activities	(456)	(336)
Adjusted Same Store SG&A (1)	$840,252	$801,188	4.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.3	11.3
Adjusted (1)	11.0	11.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.1	75.2
Adjusted (1)	73.6	74.5
SAME STORE OPERATING MARGIN %:
Unadjusted	3.2	3.2
Adjusted (1),(4)	3.5	3.4

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)	Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as the other expense, net of $789, for the twelve months ended December 31, 2013.
(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as Same Store non-cash asset impairment charges of $5,368 and $6,542 for the three and twelve months ended December 31, 2013, respectively, and $4,163 and $4,348 for the three and twelve months ended December 31, 2012, respectively.

(5)
Adjustment is net of tax benefit of $964 for the twelve months ended December 31, 2013, and $666 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(6)
Adjustment is net of tax benefit of $4,739 for the twelve months ended December 31, 2013, and $697 and $1,689 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(7)
Adjustment is net of tax provision of $4,827 for the twelve months ended December 31, 2013, and $161 and $573 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(8)
Adjustment is net of tax benefit of $2,049 and $2,505 for the three and twelve months ended December 31, 2013, respectively, and $2,711 and $2,783 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(9)
Adjustment is net of tax benefit of $148 and $245 for the three and twelve months ended December 31, 2013, respectively, and $226 for the three and twelve months ended December 31, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.